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                                                                 EXHIBIT 10.24.b


    SECOND AMENDMENT TO LEASE entered into as of February 8, 1998 BA LEASING & CAPITAL CORPORATION, a California corporation with its principal office at 555 California Street, 4th Floor, San Francisco, California 94104 ("Lessor") and IMAGE ENTERTAINMENT, INC., a California corporation, with its principal office at 9333 Oso Avenue, Chatsworth, California 91311 ("Lessee") with reference to the following:

A. Lessor and Lessee have entered into a Lease Intended as Security, dated as of March 18, 1997 and an Amendment To Lease dated as of March 19, 1997 (the "Lease"; all defined terms therein not otherwise defined herein being used with their meanings as defined therein); and

B. Lessor and Lessee now desire to amend the Lease further as hereinafter set forth:

    NOW, THEREFORE, the parties hereto agree as follows:

    1. The Utilization set forth in paragraph D of the Appendix shall be extended from "January 31, 1998" to "September 30, 1998."

    Except as is herein specifically amended, all of the terms, covenants, and provisions of the Lease remain in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Lease as of the day and year written above.

BA LEASING & CAPITAL CORPORATION  IMAGE ENTERTAINMENT, INC.


By:    /s/ KIM LEE                        By:    /s/ JEFF M. FRAMER
       ---------------------                     --------------------------
Title: Vice President                     Title: Chief Financial Officer

Address: 555 California Street            Address: 9333 Oso Avenue
         4th Floor                                 Chatsworth, CA  91311
         San Francisco, CA  94104                  Attn:  Jeff Framer
         Attn:  Contract Administration
         Facsimile No. (415) 765-7373              Facsimile No. (818) 407-9331